Exhibit 21.1

BORGWARNER INC. (Parent)
Significant Subsidiaries

NAME OF SUBSIDIARY	JURISDICTION
AKASOL Inc.	Michigan
AS Catalizadorea Ambientales S de R.L. de C.V.	Mexico
B 80 Italia S.r.l.	Italy
Beijing Delphi Wan Yuan Engine Management Systems Co. Ltd.	China
BorgWarner (China) Investment Co., Limited	China
BorgWarner (Reman) Holdings, LLC	Delaware
BorgWarner (Shanghai) Automobile Fuel Systems Co., Ltd (fka Delphi Shanghai Dynamics & Propulsion Systems Co. Ltd.)	China
BorgWarner (Thailand) Ltd.	Thailand
BorgWarner Aftermarket Europe GmbH	Germany
BorgWarner AKASOL AG (fka ABBA Bidco AG)	Germany
BorgWarner Alternators Inc.	Delaware
BorgWarner APAC Financial Services Limited fka Delphi Powertrain Apac Financial Services Ltd.	United Kingdom
BorgWarner Arden LLC	Delaware
BorgWarner Arnstadt RE GmbH & Co. KG	Germany
BorgWarner Asia Inc.	Delaware
BorgWarner Australia Pty Ltd (fka Delphi Automotive Systems Australia Ltd.)	Australia
BorgWarner Automotive Asia Limited (Hong Kong)	Hong Kong
BorgWarner Automotive Components (Beijing) Co., Ltd.	China
BorgWarner Automotive Components (Jiangsu) Co., Ltd.	China
BorgWarner Automotive Components (Ningbo) Co., Ltd.	China
BorgWarner Automotive Components (Tianjin) Co., Ltd.	China
BorgWarner Automotive Components (Wuhan) Co. Ltd	China
BorgWarner Automotive Systems Singapore Investment Pte. Ltd. (fka Delphi Automotive Systems Singapore Investment Pte. Ltd.)	Singapore
BorgWarner Brasil Ltda.	Brazil
BorgWarner Bucharest Services Srl (fka Delphi Technologies Services Romania Srl)	Romania
BorgWarner Changnyeong LLC	Korea
BorgWarner Chungju LLC	Korea
BorgWarner Comercializadora PDS, S. De R.L. de C.V.	Mexico
BorgWarner Componentes PDS, S. De R.L. de C.V.	Mexico
BorgWarner Cooling Systems GmbH	Germany
BorgWarner Cooling Systems India Private Limited	India
BorgWarner Darmstadt RE GmbH & Co., KG	Germany
BorgWarner Diversified Transmission Products Services Inc.	Delaware
BorgWarner Dixon LLC	Delaware
BorgWarner Drivetrain de Mexico SA de CV	Mexico
BorgWarner Drivetrain Engineering GmbH	Germany
BorgWarner DTC LLC	Korea
BorgWarner Emissions Systems (Ningbo) Co., Ltd.	China

NAME OF SUBSIDIARY	JURISDICTION
BorgWarner Emissions Systems Holding LLC	Delaware
BorgWarner Emissions Systems India Private Limited	India
BorgWarner Emissions Systems of Michigan Inc.	Delaware
BorgWarner Emissions Systems Portugal, Unipessoal LDA	Portugal
BorgWarner Emissions Systems Spain, S.L.U.	Spain
BorgWarner Emissions Talegaon Private Limited	India
BorgWarner Engineering Ketsch RE GmbH & Co. KG	Germany
BorgWarner Engineering Kibo RE GmbH & Co. KG	Germany
BorgWarner Engineering Services Switzerland AG (formerly Drivetek AG)	Switzerland
BorgWarner ETTS Mexico S. de R.L. de C.V.	Mexico
BorgWarner Europe GmbH	Germany
BorgWarner Europe Holding SARL	Luxembourg
BorgWarner European Holdings Sarl (fka Delphi European Holdings Sarl)	Luxembourg
BorgWarner Foundation	Illinois
BorgWarner France Holding SAS (fka Delphi France Holding SAS)	France
BorgWarner France SAS (fka Delphi France SAS)	France
BorgWarner Fuel Systems (Yantai) Co., Ltd (fka Delphi Diesel Systems (Yantai) Co. Ltd.)	China
BorgWarner Gasoline Systems (Yantai) Co., Ltd (fka Delphi (Yantai) Gasoline Systems Technologies Co. Ltd. )	China
BorgWarner Gateshead Ltd	United Kingdom
BorgWarner Germany Holding GmbH	Germany
BorgWarner Germany Holding Services GmbH	Germany
BorgWarner Germany REH GmbH	Germany
BorgWarner Germany REM GmbH	Germany
BorgWarner Germany Verwaltungs GmbH	Germany
BorgWarner Global Holding LLC	United Kingdom
BorgWarner Heidelberg I RE GmbH & Co. KG	Germany
BorgWarner Heidelberg II RE GmbH & Co. KG	Germany
BorgWarner Heidelberg REH GmbH	Germany
BorgWarner Heidelberg REM GmbH	Germany
BorgWarner Holdfi Holdings S.a.r.l (fka Delphi Holdfi Holdings S.a.r.l.)	Luxembourg
BorgWarner Holding Inc.	Delaware
BorgWarner Holding Kft	Hungary
BorgWarner Holdings Ltd	United Kingdom
BorgWarner Hong Kong Investment Ltd.	Hong Kong
BorgWarner Hungary Kft. (fka BorgWarner TTS Kft.)	Hungary
BorgWarner Inc.	Delaware
BorgWarner India Holdings Inc.	Delaware
BorgWarner India Private Limited (fka Delphi Propulsion Systems Private Limited)	India
BorgWarner Indústria e Comércio Ltda. (fka Delphi Powertrain Systems Indústria e Comércio Ltda.)	Brazil
BorgWarner International Services, LLC (fka Delphi Powertrain International Serv)	Delaware
BorgWarner Investment Holding Inc.	Delaware
BorgWarner IT Services Europe GmbH	Germany
BorgWarner Ithaca LLC	Delaware

NAME OF SUBSIDIARY	JURISDICTION
BorgWarner Japan Limited Co. (fka Delphi Japan Ltd. Co.)	Japan
BorgWarner Jersey Holdings LLC	Delaware
BorgWarner Jersey Limited (fka BorgWarner Technologies PLC)	United Kingdom
BorgWarner Ketsch Plant RE GmbH & Co. KG	Germany
BorgWarner Ketsch REH GmbH	Germany
BorgWarner Ketsch REM GmbH	Germany
BorgWarner Kft	Hungary
BorgWarner Kibo RE GmbH & Co. KG	Germany
BorgWarner Kingway Financing LLC	Delaware
BorgWarner Korea Holdings (PDS) B.V.	Netherlands
BorgWarner Korea Holdings LLC	Delaware
BorgWarner Korea LLC	Korea
BorgWarner Limited	United Kingdom
BorgWarner Ludwigsburg GmbH	Germany
BorgWarner Ludwigsburg RE GmbH & Co. KG	Germany
BorgWarner Luxembourg Automotive Systems S.A. (fka Delphi Automotive Systems Luxembourg S.A)	Luxembourg
BorgWarner Luxembourg Holdings S.a.r.l. (fka Delphi Powertrain Systems Holdings S.àr.l.)	Luxembourg
BorgWarner Luxembourg Investments S.a.r.l (fka Delphi Luxembourg Investments S.a.r.l)	Luxembourg
BorgWarner Luxembourg Operations S.àr.l. (fka Delphi Powertrain Systems Operations Luxembourg S.àr.l.)	Luxembourg
BorgWarner Luxembourg Technologies Holdings Sarl (fka Delphi Technologies Holdings Luxembourg Sarl)	Luxembourg
BorgWarner Markdorf Plant RE GmbH & Co. KG	Germany
BorgWarner Markdorf REH GmbH	Germany
BorgWarner Markdorf REM GmbH	Germany
BorgWarner Massachusetts Inc	Delaware
BorgWarner Mexico Holding BV	Netherlands
BorgWarner Mexico Holdings II LLC	Delaware
BorgWarner Mexico Holdings LLC	Delaware
BorgWarner Mexico S de RL de CV (fka Delphi Diesel Systems S de RL de CV)	Mexico
BorgWarner Mobility Poland sp. Z.o. o. (fka Delphi Powertrain Poland Sp. Z o.o)	Poland
BorgWarner Mobility Poland sp. Z.o. o. Oddzial Jasionka	Poland
BorgWarner Mobility Poland sp. Z.o. o. Oddzial Krakow	Poland
BorgWarner Morse Systems India Private Limited	India
BorgWarner Morse Systems Italy S.r.l. (fka Morse Systems Europe S.r.l.)	Italy
BorgWarner Morse Systems Japan K.K.	Japan
BorgWarner Morse Systems Mexico, S.A. de C.V.	Mexico
BorgWarner Muggendorf RE GmbH & Co. KG	Germany
BorgWarner Netherlands Holding (PDS) B.V.	Netherlands
BorgWarner NW Inc.	Delaware
BorgWarner Ochang LLC (fka BorgWarner TorqTransfer Systems Ochang Inc.)	Korea
BorgWarner Oroszlany Kft.	Hungary
BorgWarner Otomotiv Sistemleri Sanayi ve Ticaret A.S. Ege Serbest Bolge Subesi	Turkey
BorgWarner PDS (Anderson), LLC	Delaware

NAME OF SUBSIDIARY	JURISDICTION
BorgWarner PDS (Indiana) Inc.	Delaware
BorgWarner PDS (Livonia) Inc	Delaware
BorgWarner PDS (Thailand) Limited	Korea
BorgWarner PDS (Thailand) Limited	Thailand
BorgWarner PDS (USA) Inc.	Delaware
BorgWarner PDS Brasil Productos Automotivos Ltda.	Brazil
BorgWarner PDS Irapuato, S. de R.L. de C.V.	Mexico
BorgWarner PDS Mexico Holdings S. de R.L. de C.V.	Mexico
BorgWarner PDS Technologies, LLC	Delaware
BorgWarner Poland Sp.zo.o.	Poland
BorgWarner PowerDrive Systems (Suzhou) Co., Ltd (fka Delphi Technologies Suzhou Co. Ltd.)	China
BorgWarner PowerDrive Systems (Tianjin) Co., Ltd	China
BorgWarner Propulsion Systems LLC (fka Delphi Powertrain Systems LLC)	Delaware
BorgWarner Pyongtaek LLC (fka BorgWarner Morse Systems South Korea Ltd.)	Korea
BorgWarner Research & Development Co., Ltd	China
BorgWarner Reynosa S de R.L. de C.Vl	Mexico
BorgWarner Romania Srl (fka Delphi Diesel Systems Romania Srl)	Romania
BorgWarner Rzeszow Sp.z.o.o	Poland
BorgWarner Saltillo S. de R.L. de C.V.	Mexico
BorgWarner Shenglong (Ningbo) Co., Ltd.	China
BorgWarner Singapore Holdings Pte. Ltd (fka Delphi Singapore Holdings Pte. Ltd.)	Singapore
BorgWarner Singapore Investments Pte. Ltd. (fka Delphi Singapore Investments Pte. Ltd.)	Singapore
BorgWarner South Asia Investment Pte. Ltd	Singapore
BorgWarner South Asia LLC	Delaware
BorgWarner Southborough Inc.	Delaware
BorgWarner Spain Holding, S.L.U.	Spain
BorgWarner SRL S. de R.L. de C.V.	Mexico
BorgWarner Stuttgart GmbH (fka BorgWarner Esslingen GmbH)	Germany
BorgWarner Sweden AB (fka BorgWarner TorqTransfer Systems AB)	Sweden
BorgWarner Systems Engineering GmbH (fka BorgWarner Turbo Systems Engineering GmbH)	Germany
BorgWarner Systems Lugo S.r.l (fka Sevcon Bassi S.r.l.)	Italy
BorgWarner Technologies Korea LLC (fka Delphi Technologies South Korea LLC)	Korea
BorgWarner Technologies Limited (fka Delphi Technologies Limited)	United Kingdom
BorgWarner Technologies Services, LLC (fka Delphi Technologies Services LLC)	Delaware
BorgWarner Thermal Systems Inc.	Delaware
BorgWarner Thermal Systems of Michigan Inc.	Delaware
BorgWarner Toronto Inc. (fka Delphi Technologies Canada, Inc.)	Canada
BorgWarner TorqTransfer Systems Beijing Co. Ltd.	China
BorgWarner Trading (Shanghai) Co. Ltd. (fka Delphi Trading (Shanghai) Co. Ltd.)	China
BorgWarner Tralee Ltd.	Ireland
BorgWarner Transmission Products LLC	Delaware
BorgWarner Transmission Systems (Jiangsu) Co., Ltd	China
BorgWarner Transmission Systems Arnstadt GmbH	Germany
BorgWarner Transmission Systems GmbH	Germany

NAME OF SUBSIDIARY	JURISDICTION
BorgWarner Transmission Systems Korea, Ltd.	Korea
BorgWarner Transmissions Systems Tulle S.A.S.	France
BorgWarner Trustees Limited	United Kingdom
BorgWarner Turbo & Emissions Systems de Mexico S.A. de C.V.	Mexico
BorgWarner Turbo & Emissions Systems France S.A.S.	France
BorgWarner Turbo Systems GmbH	Germany
BorgWarner Turbo Systems LLC	Delaware
BorgWarner Turbo Systems of Michigan Inc.	Delaware
BorgWarner Turbo Systems Worldwide Headquarters GmbH	Germany
BorgWarner UK Automotive Operations Limited (fka Delphi Automotive Operations UK Ltd.)	United Kingdom
BorgWarner UK Financial Operations Ltd. (fka Delphi Technologies Financing UK Ltd.)	United Kingdom
BorgWarner UK Financial Services Ltd (fka Delphi Financial Services (UK) Ltd.)	United Kingdom
BorgWarner UK Financing Ltd	United Kingdom
BorgWarner UK Holding and Financing Limited (fka Delphi Technologies Holding and Financing Ltd.)	United Kingdom
BorgWarner UK Holding and Services Ltd	United Kingdom
BorgWarner UK Management Ltd (fka Delphi Powertrain Systems Management Ltd)	United Kingdom
BorgWarner UK Operations Limited	United Kingdom
BorgWarner United Transmission Systems Co., Ltd.	China
BorgWarner US Holding LLC	Delaware
BorgWarner US Investment LLC	Delaware
BorgWarner USA Corporation	Delaware
BorgWarner USA Industries, LLC	Delaware
BorgWarner Viana, Lda fka Decade Target Ltda	Portugal
BorgWarner Wrexham Ltd. (Industrial Capacitors (Wrexham) Ltd)	United Kingdom
BWA Receivables Corporation	Delaware
BWA Turbo Systems Holding LLC	Delaware
BWLO - Mexican Establishment	Mexico
Cascadia Motion LLC	Delaware
D2 Industrial Development and Production	Romania
Delphi Diesel Systems Ltd. Jafza Branch	United Arab Emirates
Delphi Diesel Systems S.L.U.	Spain
Delphi Electronics Overseas Company Ltd	United Kingdom
Delphi Lockheed Automotive Limited	United Kingdom
Delphi Netherlands BV	Netherlands
Delphi Powertrain Systems Deutschland GmbH	Germany
Delphi Powertrain Systems Hungary Kft	Hungary
Delphi Powertrain Systems Italia Srl	Italy
Delphi Powertrain Systems Korea LLC	Korea
Delphi Powertrain Systems Portugal S.A.	Portugal
Delphi Technologies IP Limited	Barbados
Delphi Technologies Malta Holding Limited	Malta
Delphi Technologies Pension Trustees Ltd.	United Kingdom
Delphi TVS - Technologies Ltd.	India

NAME OF SUBSIDIARY	JURISDICTION
Hartridge Limited	United Kingdom
Joint Stock Company Delphi Samara	Russia
Kuhlman LLC	Delaware
M & M Knopf Auto Parts, LLC	Delaware
New PDS Corp.	Delaware
NSK - Warner (Shanghai) Co., Ltd	China
NSK - Warner K.K.	Japan
NSK - Warner Mexico, S.A. de C.V.	Mexico
NSK - Warner U.S.A., Inc.	Michigan
Old Remco Holdings, LLC	Delaware
Old Remco International Holdings, LLC	Delaware
Oltermore Investments Sp. Z.o.o.	Poland
Rhombus Energy Solutions Inc.	Delaware
SeohanWarner Turbo Systems, Ltd.	Korea
Transmission Systems AutoForm LLC	Korea
Yantai Research and Development Center of BorgWarner Fuel Systems (Yantai) Co., Ltd.	China